UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

MEDIFAST, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-31573	13-3714405
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

3600 Crondall Lane, Owings Mills, Maryland (Address of Principal Executive Offices)		21117 (Zip Code)

Registrant’s telephone number, including area code: (410) 581-8042

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2017, the stockholders of Medifast, Inc. (the “Company”) approved the Medifast, Inc. Amended and Restated 2012 Share Incentive Plan (the “Amended and Restated 2012 Plan”). The terms of the Amended and Restated 2012 Plan were previously disclosed in the Company’s Schedule 14A proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 7, 2017 and the supplemental proxy materials filed with the SEC on May 10, 2017.

The full text of the Amended and Restated 2012 Plan was included as exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on May 10, 2017, which is incorporated by reference into this Item 5.02.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 18, 2017, the Company held its Annual Meeting of Stockholders (the “Annual Meeting”) at the Four Seasons Hotel Baltimore, 200 International Drive, Baltimore, Maryland. At the Annual Meeting, the stockholders:

(i) voted to elect nine directors to hold office for a one-year term expiring at the annual meeting in 2018 and until their respective successors are elected and qualified. Each nominee was elected by a vote of stockholders as follows:

Director Name	For	Withhold/Against	Broker Non-Votes
Jeffrey J. Brown	9,609,354.20	139,709.00	1,349,388.80
Kevin G. Byrnes	9,613,472.20	135,591.00	1,349,388.80
Daniel R. Chard	9,724,064.20	24,999.00	1,349,388.80
Charles P. Connolly	9,577,344.20	171,719.00	1,349,388.80
Constance C. Hallquist	9,698,365.20	50,698.00	1,349,388.80
Michael C. MacDonald	9,691,289.20	57,774.00	1,349,388.80
Carl E. Sassano	9,544,897.20	204,166.00	1,349,388.80
Scott Schlackman	9,545,853.20	203,210.00	1,349,388.80
Glenn W. Welling	9,539,096.20	209,967.00	1,349,388.80

(ii) voted on a proposal to approve the Amended and Restated 2012 Plan. The proposal was approved by a vote of stockholders as follows:

For:	9,297,433.20
Against:	434,987.00
Abstained:	16,643.00
Broker Non-Votes:	1,349,388.80

(iii) voted on a proposal to ratify the appointment of RSM US LLP as the Company’s Independent Registered Public Accounting Firm for the Company’s fiscal year ending December 31, 2017. The proposal was approved by a vote of stockholders as follows:

For:	10,805,631.00
Against:	273,384.00
Abstained:	19,437.00

(iv) voted on a proposal to approve on an advisory basis the compensation of the Company’s named executive officers as set forth in the 2017 Proxy Statement. The proposal was not approved by the stockholders. The voting results were as follows:

For:	4,060,853.00
Against:	5,571,859.20
Abstained:	116,351.00
Broker Non-Votes:	1,349,388.80

(v): voted on a proposal to approve on an advisory basis the frequency of the stockholder vote on the compensation of the Company’s named executive officers. A majority of the stockholders voted for “1 year”. The voting results were as follows:

1 year	8,969,063.20
2 years	65,810.00
3 years	629,760.00
Abstentions	84,430.00
Broker Non-Votes	1,349,388.80

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.

	By:	/s/ Jason L. Groves
Jason L. Groves, Esq. Executive Vice President, General Counsel and Corporate Secretary

Dated: May 23, 2017